                                                                    EXHIBIT 10.1


                AMENDMENT NO. 6 TO AMENDED AND RESTATED REDUCING
                            REVOLVING LOAN AGREEMENT

                This Amendment No. 6 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of June 29, 2001 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A. (under its former name, Bank of America National Trust and Savings Association), as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower and the Administrative Agent, acting with the consent of all of the Lenders pursuant to
Section 11.2 of the Loan Agreement, agree as follows:

                1. Amendments to Certain Defined Terms Re: Pricing Changes. In order to amend certain aspects of the pricing of Loans and other credit accommodations thereunder, Section 1.1 of the Loan Agreement is hereby amended so that the following definitions set forth therein read in full as follows:

                "Applicable Alternate Base Rate Margin" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing
        Period:

                         Applicable
                        Pricing Level               Margin
                        -------------               ------
                              I                       0.00
                             II                      25.00
                             III                     50.00
                             IV                      62.50
                              V                      75.00
                             VI                     100.00
                             VII                    125.00

                "Applicable Eurodollar Rate Margin" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing
        Period:


                         Applicable
                        Pricing Level               Margin
                        -------------               ------
                              I                     125.00
                             II                     150.00
                             III                    175.00
                             IV                     187.50
                              V                     200.00
                             VI                     225.00
                             VII                    250.00.

                2. Extension of the Maturity Date and Reduction Date. Borrower has heretofore requested the extension of the Maturity Date from June 30, 2003 to June 30, 2005 and a deferral of further Reduction Dates until December 31, 2003. In furtherance thereof, Section 1.1 of the Loan Agreement is hereby further amended so that the following definitions set forth therein read in full as follows:

                "Maturity Date" means June 30, 2005 or such later Maturity Date as may then be in effect pursuant to Section 2.11.

                "Reduction Amount" means, with respect to each Reduction Date following December 31, 2003, $12,000,000.

                "Reduction Date" means the Initial Reduction Date and each Quarterly Payment Date thereafter, other than the Quarterly Payment Dates occurring during the period from June 30, 2001 through and including December 31, 2003.

                3. Amendments to Other Defined Terms. Section 1.1 of the Loan Agreement is hereby further amended so that the following definitions set forth therein read in full as follows:

                "Basket Expenditures" means (a) Capital Expenditures permitted by Sections 6.15(d), (b) the Acquisition Expenditures permitted by 6.16(m), (c) the aggregate purchase or redemption prices paid in respect of Subordinated Obligations permitted by Section 6.1(b)(ii) and (d) the aggregate purchase price paid in respect of repurchases of Common Stock permitted by Section 6.5(d).

                "New Subordinated Debt" means Indebtedness of Borrower (and any Guaranty Obligation with respect thereto given by one or more of the Restricted Subsidiaries) that (a) is unsecured, (b) has no principal due or sinking fund requirement applicable prior to June 30, 2006 and (c) is issued pursuant to an indenture or other agreement that contains subordination provisions applicable to such Indebtedness and any such Guaranty Obligation, interest blockage provisions, events of default, representations and covenants that (i) are substantially the same as those in the Existing 13 3/4% Subordinated Debt Indenture, (ii) are, taken as a whole, at least as favorable to holders of senior indebtedness and less restrictive on Borrower and the Restricted Subsidiaries or (iii) have been approved, in their sole discretion, in writing by the Requisite Lenders.

                "Term Loan" means (a) the term loan of $50,000,000 extended to Borrower pursuant to the Term Loan Agreement (the "Original Term Loan") and any increases thereto which do not result in the outstanding principal amount thereof being in excess of $100,000,000, and (b) any term loan which is hereafter extended pursuant to Section 6.9(k).

                "Term Loan Agreement" means that certain Term Loan Agreement dated as of May 28, 1998 among Borrower, Bank of America, as Term Loan Agent, and the Term Lenders party thereto, as at any time amended, and including without limitation any term loan agreement which amends and restates the same and is executed to evidence Indebtedness incurred pursuant to Section 6.9(k).

                5. Increases to Share Repurchase Basket - Section 6.5(d).
Section 6.5(d) of the Loan Agreement is hereby amended to read in full as follows:

                "(d) Distributions in the form of repurchases of Common Stock for which the aggregate purchase price does not exceed either (i) $250,000,000 or (ii) when aggregated with all other Basket Expenditures made since the Closing Date, the Aggregate Basket provided no Default or Event of Default then exists or would result therefrom;"

                6. Indebtedness - Section 6.9. Section 6.9 of the Loan Agreement is hereby amended to add thereto new clauses 6.9(j) and 6.9(k) to read in full as follows:

                "(j) other senior unsecured Indebtedness of Borrower in an aggregate principal amount which does not exceed $200,000,000 and having a maturity which is not earlier than the Maturity Date or the maturity of the TEGP Loan, and which is incurred when no Default or Event of Default exists or would result therefrom (and the incurrence of which does not result in any pro forma default in respect of the covenants set forth in Sections 6.11 through 6.14, after giving pro forma effect to the incurrence of such Indebtedness as of the last day of the most recent Fiscal Quarter for which the Borrower is then required to have delivered a Compliance Certificate), and Contingent Obligations consisting of unsecured guarantees thereof issued by Subsidiaries of the Borrower which have guaranteed the Obligations."

                "(k) Indebtedness of Borrower consisting of (a) the Original Term Loan, (b)(i) an increase of the Original Term Loan to an amount not to exceed $100,000,000 or (ii) a replacement or additional senior secured term loan having a maturity which is not earlier than the Maturity Date or the maturity of the TEGP Loan, in each case incurred when no Default or Event of Default exists or would result therefrom, provided that the aggregate outstanding principal amount of the Original Term Loan and any such replacement or additional senior secured term loan shall not exceed $100,000,000 at any time, in each case together with related Contingent Obligations consisting of guarantees thereof issued by Subsidiaries of the Borrower which have guaranteed the Obligations."

                6. Senior Leverage Ratio - Section 6.11. Section 6.11 of the Loan Agreement is hereby amended to read in full as follows:

                "6.11 Senior Leverage Ratio. Permit the Senior Leverage Ratio to be in excess of 2.50:1.00 as of the last day of any Fiscal Quarter."

                6. Total Leverage Ratio - Section 6.12. Section 6.12 of the Loan Agreement is hereby amended to read in full as follows:

                "6.12 Total Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite that Fiscal Quarter:

                    Fiscal Quarters Ending                           Ratio

                    June 30, 2001 through March 31, 2003            4.25:1.00

                    June 30, 2003 through June 30, 2004             4.50:1.00

                    September 30, 2004 and thereafter               4.25:1.00."

                6. Interest Coverage Ratio - Section 6.13. Section 6.13 of the Loan Agreement is hereby amended to read in full as follows:

                "6.13 Interest Coverage Ratio. Permit the Interest Coverage Ratio to be less than 2.00:1.00 as of the last day of any Fiscal Quarter."

                6. Minium Adjusted EBITDA - Section 6.14. Section 6.14 of the Loan Agreement is hereby amended to read in full as follows:

                "6.14 Minimum Adjusted EBITDA. Permit, as of the last day of any Fiscal Quarter ending after the Closing Date, Adjusted EBITDA to be less than $140,000,000 for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters."

                6. Capital Expenditures - Section 6.15. Section 6.15 of the Loan Agreement is hereby amended to read in full as follows:

                "6.15 Capital Expenditures. Make, or become legally obligated to make, any Capital Expenditure except:

                        (a) Maintenance Capital Expenditures in any Fiscal Year not in excess of the sum of (i) $50,000,000 plus (ii) the amount, if any, by which $50,000,000 exceeds Maintenance Capital Expenditures made by Borrower and the Restricted Subsidiaries in the immediately preceding Fiscal Year;

                        (b) Capital Expenditures to the extent financed by Indebtedness permitted under Section 6.9(e);

                        (c) a Capital Expenditure to effect the Jaffe Transaction that does not exceed $125,000,000 (excluding in any event from this calculation any assumption by Borrower or a Restricted Subsidiary of any Indebtedness of TEGP resulting from the Jaffe Transaction);

                        (d) Capital Expenditures (other than those described in clauses (a), (b) and (c) above) that, giving effect thereto, do not exceed either (i) when aggregated with all other Capital Expenditures (other than those described in clauses (a), (b) and (c) above) and Acquisition Expenditures made since the Closing Date (other than those described in 6.16(l)), $400,000,000 or (ii) when aggregated with all other Basket Expenditures made since the Closing Date, the Aggregate Basket."

                7. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                        (i) Counterparts of this Amendment executed by all parties hereto;

                        (ii) Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment;

                        (iii) Written consent of all of the Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment; and

                        (iv) The Administrative Agent shall have received , for the ratable account of the Lenders in accordance with their Pro Rata Shares, a fee of 25 basis points times their respective Pro Rata Shares.

                8. Consent to Replacement Term Loan. The Lenders hereby consent to the incurrence by Borrower of an increase to the Term Loan of up to $50,000,000 or to a new $100,000,000 senior term loan in the manner contemplated by new Section 6.9(k) (as added to the Loan Agreement hereby), provided that the aggregate outstanding principal amount of such loans shall not exceed $100,000,000 at any time, and agree that the creditors holding such term loan shall be entitled to the equal, ratable and pari passu benefits of the Liens and guarantees supporting the Obligations in the same manner as the now existing Term Loan, in the manner contemplated by the Intercreditor Agreement. The Administrative Agent is hereby authorized to execute and deliver any instruments, documents and agreements required or reasonably desirable to effectuate the provisions of this Section.

                9. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

                10. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

                IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION

By:  ROBERT M. HADDOCK
    -------------------------------------
     Robert M. Haddock
     Executive Vice President & CFO
    -------------------------------------
       [Printed Name and Title]

BANK OF AMERICA, N.A., as Administrative Agent

By:  JANICE HAMMOND
    --------------------------------------
     Janice Hammond

Title:  Vice President & Agency Specialist
       -----------------------------------
          [Printed Name and Title]

                             EXHIBIT A to Amendment

                        CONSENT OF SUBSIDIARY GUARANTORS

                Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

                Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 6 to the Loan Agreement.

                Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: June 28, 2001
       -------------------

HOTEL RAMADA OF NEVADA

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President & Treasurer
       --------------------------------


RAMADA NEW JERSEY, INC.

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President
       --------------------------------

AZTAR DEVELOPMENT CORPORATION

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: President
       --------------------------------

ATLANTIC-DEAUVILLE INC.

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President
       --------------------------------

AZTAR INDIANA GAMING CORPORATION

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President & Treasurer
       --------------------------------

ADAMAR GARAGE CORPORATION

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President
       --------------------------------

AZTAR MISSOURI GAMING CORPORATION

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President & Treasurer
       --------------------------------

AZTAR INDIANA GAMING COMPANY, LLC

By: Aztar Riverboat Holding Company, LLC,
        its Managing Member

     By: ROBERT M. HADDOCK
         ---------------------------------
         Robert M. Haddock

     Title: Vice President & Treasurer
            --------------------------------

RAMADA NEW JERSEY HOLDINGS CORPORATION

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President
       --------------------------------

AZTAR RIVERBOAT HOLDING COMPANY, LLC

By:  Aztar Indiana Gaming Corporation,
     an Indiana corporation, its Member

     By: ROBERT M. HADDOCK
         ---------------------------------
         Robert M. Haddock

         Vice President & Treasurer
         --------------------------------
            [Printed Name and Title]

By:  Aztar Missouri Gaming Corporation,
     a Missouri corporation, its Member

     By: ROBERT M. HADDOCK
         ---------------------------------
         Robert M. Haddock

         Vice President & Treasurer
         --------------------------------
            [Printed Name and Title]

MANCHESTER MALL, INC.

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President
       --------------------------------

RAMADA EXPRESS, INC.

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President & Treasurer
       --------------------------------

AZTAR MISSOURI RIVERBOAT GAMING COMPANY, LLC

By: Aztar Riverboat Holding
    Company, LLC,
    its Managing Member

     By: ROBERT M. HADDOCK
         ---------------------------------
         Robert M. Haddock

     Title: Vice President & Treasurer
            --------------------------------

ADAMAR OF NEW JERSEY, INC.

By: ROBERT M. HADDOCK
    ---------------------------------
    Robert M. Haddock

Title: Vice President
       --------------------------------

                             Exhibit B to Amendment

                                CONSENT OF LENDER

                Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

                The undersigned Lender hereby consents to the execution and delivery of Amendment No. 6 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

                Date:  June 26, 2001

                                         BANK OF AMERICA, NA
                                       -------------------------------------
                                       [Name of Institution]


                                       By  SCOTT L. FABER
                                          ----------------------------------
                                            Scott L. Faber

                                            Managing Director
                                       -------------------------------------
                                             [Printed Name and Title]


                Date:  June 27, 2001

                                         BANK OF SCOTLAND
                                       -------------------------------------
                                       [Name of Institution]


                                       By  JOSEPH FRATUS
                                          ----------------------------------
                                            Joseph Fratus

                                            Vice President
                                       -------------------------------------
                                             [Printed Name and Title]

                Date:  June 23, 2001

                                         BANKERS TRUST COMPANY
                                       -------------------------------------
                                       [Name of Institution]


                                       By  STEVEN P. LAPHAM
                                          ----------------------------------
                                            Steven P. Lapham

                                            Director
                                       -------------------------------------
                                             [Printed Name and Title]

                Date:  June 21, 2001

                                         COMERICA WEST INCORPORATED
                                       -------------------------------------
                                       [Name of Institution]


                                       By  EOIN COLLINS
                                          ----------------------------------
                                            Eoin Collins

                                            VP
                                       -------------------------------------
                                             [Printed Name and Title]

                Date:  June 22, 2001

                                         CREDIT LYONNAIS LOS ANGELES BRANCH
                                       -------------------------------------
                                       [Name of Institution]


                                       By  DIANNE M. SCOTT
                                          ----------------------------------
                                          Dianne M. Scott

                                        Senior Vice President and Branch Manager
                                       -----------------------------------------
                                             [Printed Name and Title]

                Date:  June 22, 2001

                                         FLEET NATIONAL BANK
                                       -------------------------------------
                                       [Name of Institution]


                                       By  JOHN T. HARRISON
                                          ----------------------------------
                                            John T. Harrison

                                            Senior Vice President
                                       -------------------------------------
                                             [Printed Name and Title]

                Date:  June 27, 2001

                                         SOCIETE GENERALE
                                       -------------------------------------
                                       [Name of Institution]


                                       By  THOMAS K. DAY
                                          ----------------------------------
                                            Thomas K. Day

                                            Managing Director
                                       -------------------------------------
                                             [Printed Name and Title]

                Date:  June 28, 2001

                                         WELLS FARGO BANK, N.A.
                                       -------------------------------------
                                       [Name of Institution]


                                       By  CANDACE BERREGO
                                          ----------------------------------
                                            Candace Berrego

                                            AVP
                                       -------------------------------------
                                             [Printed Name and Title]